EXHIBIT 1.1

                           CERTIFICATE OF CONTINUATION
                                       AND
                               NOTICE OF ARTICLES

BRITISH      Ministry of Finance                               Number:  C0709249
COLUMBIA     Corporate and Personal
             Property Registries












                                   CERTIFICATE

                                       OF

                                  CONTINUATION



                            BUSINESS CORPORATION ACT



I Hereby Certify that Baradero Resources Limited, has continued into British Columbia from the Jurisdiction of YUKON, under the Business Corporations Act, with the name BARADERO RESOURCES LIMITED on November 23, 2004 at 11:46 AM Pacific Time.









                              Issued under my hand at Victoria, British Columbia
                                           On November 23, 2004
    LARGE
     RED                                     /s/  J.S. POWELL
    SEAL                                     ----------------
                                               JOHN S. POWELL
[GRAPHIC OMITTED]                         Registrar of Companies
                                        Province of British Columbia
                                                 Canada

NOTICE OF ARTICLES

--------------------------------------------------------------------------------
NOTICE OF ARTICLES


A.       NAME OF COMPANY
         Set out the name of the company as set out in Item A of the Continuation Application.

         BARADERO RESOURCES LIMITED


--------------------------------------------------------------------------------
B.       TRANSLATION OF COMPANY NAME
         Set out every translation of the company name that the company intends to use outside of Canada.

         N/A

--------------------------------------------------------------------------------
C.       DIRECTOR NAMES(S) AND ADDRESS(ES)
         Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9:00 am and 4:00 pm on business days of (b) the delivery address and, if different, the mailing address of the individual's residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

         -----------------------------------------------------------------------
         LAST NAME                 FIRST NAME                        MIDDLE NAME
         DeMare,                   Nick

         DELIVERY ADDRESS                  PROVINCE      COUNTRY     POSTAL CODE
         1305 - 1090 West Georgia Street,     BC          Canada       V6E 3V7
         Vancouver

         MAILING ADDRESS                   PROVINCE      COUNTRY     POSTAL CODE
         Same as above
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         LAST NAME                 FIRST NAME                        MIDDLE NAME
         Lim,                      Harvey

         DELIVERY ADDRESS                  PROVINCE      COUNTRY     POSTAL CODE
         1305 - 1090 West Georgia Street,     BC          Canada       V6E 3V7
         Vancouver

         MAILING ADDRESS                   PROVINCE      COUNTRY     POSTAL CODE
         Same as above
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         LAST NAME                 FIRST NAME                        MIDDLE NAME
         Carter,                   Andrew

         DELIVERY ADDRESS                  PROVINCE      COUNTRY     POSTAL CODE
         1305 - 1090 West Georgia Street,     BC          Canada       V6E 3V7
         Vancouver

         MAILING ADDRESS                   PROVINCE      COUNTRY     POSTAL CODE
         Same as above
         -----------------------------------------------------------------------
                                                                      NOA Page 1

--------------------------------------------------------------------------------
D.       REGISTERED OFFICE ADDRESSES
         Delivery address of the Company's
         registered office                             Province      Postal Code

         1305 - 1090 West Georgia Street, Vancouver       BC           V6E 3V7
--------------------------------------------------------------------------------
         Mailing address of the Company's
         registered office                             Province      Postal Code

         1305 - 1090 West Georgia Street, Vancouver       BC           V6E 3V7


--------------------------------------------------------------------------------
E.       RECORDS OFFICE ADDRESSES
         Delivery address of the Company's
         records office                                Province      Postal Code

         1305 - 1090 West Georgia Street, Vancouver       BC           V6E 3V7
--------------------------------------------------------------------------------
         Mailing address of the Company's
         records office                                Province      Postal Code

         1305 - 1090 West Georgia Street, Vancouver       BC           V6E 3V7


--------------------------------------------------------------------------------
F. AUTHORIZED SHARE STRUCTURE


                              Maximum number of shares of                                                 Are there special
                            this class or series of shares                                              rights or restrictions
                            that the company is authorized        Kind of shares of this class          attached to the shares
                            to issue, or indicate there is             or series of shares.             of this class or series
                                   no maximum number.                                                         of shares?
                            ------------------------------    --------------------------------------    -----------------------
                            There is No   Maximum Number      Without Par   With Par Value   Type of          Yes      No
Identifying name of class     Maximum       of Shares            Value           of ($)     Currency
  of series of shares         Yes/No       Authorized            Yes/No
-------------------------   ------------------------------    --------------------------------------    -----------------------

    COMMON SHARES              YES                                YES                                         YES






                                                                      NOA Page 2